UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)                                                                                                  August 18, 2004

NATIONSRENT COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-114115 (Commission File Number)	14-1875911 (IRS Employer ID Number)

450 East Las Olas Blvd., Suite 1400, Fort Lauderdale, Florida               33301

(Address of principal executive offices)                        (Zip Code)

Registrant's Telephone Number, including area code:      (954) 760-6550

Item 7.	Financial Statements and Exhibits.

Item 12.	Results of Operations and Financial Condition.

Reference is made to the Registrant’s Press Release, dated August 18, 2004, which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

(c)     Exhibits

Exhibit Number	Description

99.1	Press release dated August 18, 2004.

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signature on following page.]

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONSRENT COMPANIES, INC. By: /s/ Thomas J. Hoyer Name: Thomas J. Hoyer Title: Chief Financial Officer

Dated: August 18, 2004

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated August 18, 2004

NationsRent Companies, Inc.

Exhibit No. 99.1	Description Press Release issued by the Company on August 18, 2004